UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 29, 2006

                        Alternative Loan Trust 2006-OC8
                        -------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-56

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                   Delaware                              87-0698307
                   --------                              ----------
         (State or Other Jurisdiction                 (I.R.S. Employer
      of Incorporation of the depositor)    Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                       91302
---------------------                                     ---------
(Address of Principal                                    (Zip Code)
Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-  12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events
---------  ------------

Item 8.01  Other Events.
           ------------

On September 29, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-OC8. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On September 25, 2006, CHL entered into a swap contract (the "Class 2-A-2A Swap Contract"), as evidenced by a confirmation (the "Class 2-A-2A Swap Confirmation"), dated September 29, 2006, with Barclays Bank PLC (the "Class 2-A-2A Swap Counterparty"). The Class 2-A-2A Swap Confirmation is annexed hereto as Exhibit 99.2.

On September 25, 2006, CHL entered into a swap contract (the "Certificate Swap Contract") , as evidenced by a confirmation (the "Certificate Swap Confirmation"), dated September 29, 2006, with Lehman Brothers Special Financing Inc. (the "Certificate Swap Counterparty"). The Certificate Swap Confirmation is annexed hereto as Exhibit 99.3.

On September 29, 2006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of September 29, 2006, among CHL and The Bank of New York, as Swap Contract Administrator for Alternative Loan Trust 2006-OC8 (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as
Exhibit 99.4.

On September 29, 2006, CHL entered into an Assignment Agreement (the "Class 2-A-2A Swap Assignment Agreement"), dated as of September 29, 2006, among CHL, the Swap Contract Administrator and the Class 2-A-2A Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Class 2-A-2A Swap Contract to the Swap Contract Administrator. The Class 2-A-2A Swap Assignment Agreement is annexed hereto as Exhibit 99.5.

On September 29, 2006, CHL entered into an Assignment Agreement (the "Certificate Swap Assignment Agreement"), dated as of September 29, 2006, among CHL, the Swap Contract Administrator and the Certificate Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Certificate Swap Contract to the Swap Contract Administrator. The Certificate Swap Assignment Agreement is annexed hereto as Exhibit 99.6.

On September 29, 2006, the Class 2-A-2A Swap Counterparty and the Swap Contract Administrator, entered into an ISDA Master Agreement
(1992-Multicurrency-Cross Border), a Schedule thereto and Credit Support Annex thereto (collectively, the "Class 2-A-2A Swap ISDA Master Agreement"). The Class 2-A-2A Swap ISDA Master Agreement is annexed hereto as Exhibit 99.7.

On September 29, 2006, the Certificate Swap Counterparty and the Swap Contract Administrator, entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border), a Schedule thereto and Credit Support Annex thereto (collectively, the "Certificate Swap ISDA Master Agreement"). The Certificate Swap ISDA Master Agreement is annexed hereto as Exhibit 99.8.

On February 16, 2006, the Company entered into an Item 1115 Agreement (the "Barclays Item 1115 Agreement"), dated as of February 16, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Class 2-A-2A Swap Counterparty. The Barclays Item 1115 Agreement is annexed hereto as Exhibit 99.9.

On February 24, 2006, the Company entered into an Item 1115 Agreement (the "Lehman Item 1115 Agreement"), dated as of February 24, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Certificate Swap Counterparty. The Lehman Item 1115 Agreement is annexed hereto as Exhibit 99.10.

Section 9  Financial Statements and Exhibits
---------  ---------------------------------

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.
     -------------------------------------------

       Not applicable.

(b)  Pro forma financial information.
     -------------------------------

       Not applicable.

(c)  Shell Company Transactions.
     --------------------------

(d)  Exhibits.
     --------

Exhibit No.   Description
----------

99.1 The Pooling and Servicing Agreement, dated as of September 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Class 2-A-2A Swap Confirmation, dated September 29, 2006, between CHL and the Class 2-A-2A Swap Counterparty.

99.3 The Certificate Swap Confirmation, dated September 29, 2006, between CHL and the Certificate Swap Counterparty.

99.4 The Swap Contract Administration Agreement, dated as of September 29, 2006, among CHL, the Swap Contract Administrator and the Trustee.

99.5 The Class 2-A-2A Swap Assignment Agreement, dated as of September 29, 2006, among CHL, the Swap Contract Administrator and the Class 2-A-2A Swap Counterparty.

99.6 The Certificate Swap Assignment Agreement, dated as of September 29, 2006, among CHL, the Swap Contract Administrator and the Certificate Swap Counterparty.

99.7 The Class 2-A-2A Swap ISDA Master Agreement, dated September 29, 2006, between the Swap Contract Administrator and the Class 2-A-2A Swap Counterparty.

99.8 The Certificate Swap ISDA Master Agreement, dated September 29, 2006, between the Swap Contract Administrator and the Certificate Swap Counterparty.

99.9 The Barclays Item 1115 Agreement, dated as of February 16, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Class 2-A-2A Swap Counterparty.

99.10 The Lehman Item 1115 Agreement, dated as of February 24, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Certificate Swap Counterparty.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWALT, INC.



                                                   By: /s/ Darren Bigby
                                                       ----------------
                                                   Darren Bigby
                                                   Vice President



Dated:  October 24, 2006

                                 Exhibit Index
                                 -------------


Exhibit
-------

99.1 The Pooling and Servicing Agreement, dated as of September 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Class 2-A-2A Swap Confirmation, dated September 29, 2006, between CHL and the Class 2-A-2A Swap Counterparty.

99.3 The Certificate Swap Confirmation, dated September 29, 2006, between CHL and the Certificate Swap Counterparty.

99.4 The Swap Contract Administration Agreement, dated as of September 29, 2006, among CHL, the Swap Contract Administrator and the Trustee.

99.5 The Class 2-A-2A Swap Assignment Agreement, dated as of September 29, 2006, among CHL, the Swap Contract Administrator and the Class 2-A-2A Swap Counterparty.

99.6 The Certificate Swap Assignment Agreement, dated as of September 29, 2006, among CHL, the Swap Contract Administrator and the Certificate Swap Counterparty.

99.7 The Class 2-A-2A Swap ISDA Master Agreement, dated September 29, 2006, between the Swap Contract Administrator and the Class 2-A-2A Swap Counterparty.

99.8 The Certificate Swap ISDA Master Agreement, dated September 29, 2006, between the Swap Contract Administrator and the Certificate Swap Counterparty.

99.9 The Barclays Item 1115 Agreement, dated as of February 16, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Class 2-A-2A Swap Counterparty.

99.10 The Lehman Item 1115 Agreement, dated as of February 24, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Certificate Swap Counterparty.



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